                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): February 14, 2002


                               HNC SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


          0-26146                                               33-0248788
(Commission File Number)                                    (I.R.S. Employer
                                                          Identification Number)



                5935 CORNERSTONE COURT WEST, SAN DIEGO, CA 92121
                    (Address of Principal Executive Offices)

                                 (858) 546-8877
              (Registrant's Telephone Number, Including Area Code)


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     ITEM 5.  OTHER EVENTS.

     In the second quarter of 2001, HNC Software Inc. modified its reporting and evaluation of segment performance, which caused the composition of its reportable segment data under Statement of Financial Accounting Standards No. 131 to change. HNC is filing this Form 8-K to reflect revised business information, segment data and results of operations data for the referenced periods (see Item 7 below) to conform to HNC's new operating segment presentation. In addition, HNC announced its results for the fourth quarter of 2001 and for the year ended 2001 on January 23, 2002. Attached to this 8-K is a copy of the press release for that announcement, with the pro forma table attached to press release augmented to show both the pro forma and GAAP results.

     ITEM 7:  FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

     The following exhibits are filed herewith:

     23.01  Consent of Independent Accountants.

     99.01  HNC's Business as of December 31, 2000.

     99.02 Management's Discussion and Analysis of Results of Operations for the years ended December 31, 2000 and 1999.

     99.03 Consolidated Financial Statements for the years ended December 31, 2000, 1999 and 1998.

     99.04 Management's Discussion and Analysis of Results of Operations for the quarters ended March 31, 2001 and 2000.

     99.05 Segment Data (unaudited) for the quarters ended March 31, 2001 and 2000.

     99.06  HNC Press Release.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           HNC SOFTWARE INC.


Dated: February 14, 2002

                                           By:  /s/ Kenneth J. Saunders
                                           ------------------------------
                                           Kenneth J. Saunders,
                                           Chief Financial Officer and Secretary
                                           (Principal Financial Officer)


                                           By:  /s/ Russell C. Clark
                                           ------------------------------
                                           Russell C. Clark,
                                           Vice President, Corporate Finance and
                                           Assistant Secretary
                                           (Principal Accounting Officer)






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                               INDEX TO EXHIBITS


EXHIBIT NO.                            DESCRIPTION
-----------                            -----------
23.01      Consent of Independent Accountants.

99.01      HNC's Business as of December 31, 2000.

99.02      Management's Discussion and Analysis of Results of
           Operations for the years ended December 31, 2000 and 1999.

99.03      Consolidated Financial Statements for the years ended December 31,
           2000, 1999 and 1998.

99.04      Management's Discussion and Analysis of Results of
           Operations for the quarters ended March 31, 2001 and 2000.

99.05      Segment Data (unaudited) for the quarters ended
           March 31, 2001 and 2000.

99.06      HNC Press Release.



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